FIRST EAGLE FUNDS

First Eagle Fund of America

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JUNE 17, 2009
TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2009

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2009. Please review these matters carefully.

Investment Advisory and Other Services – The Subadviser

Iridian Asset Management LLC is the Subadviser to First Eagle Fund of America. Harold Levy and David Cohen, the First Eagle Fund of America portfolio managers, intend to acquire 100% of the equity interests in Iridian Asset Management LLC from the current owner. The transaction is expected to be completed later this month and is subject to certain conditions.

No changes are anticipated to the Subadviser's investment personnel or to its operations. Messrs. Levy and Cohen will continue to serve as First Eagle Fund of America's portfolio managers without interruption and, in accordance with Securities and Exchange Commission rules governing mutual funds, the Board reviewed and approved the First Eagle Fund of America Subadvisory Agreement with Iridian Asset Management LLC on June 11, 2009. Terms of this agreement are substantially the same as the prior agreement. There will be no change in fees or service levels.

Since First Eagle Fund of America's shareholders will also be required to approve the new Subadvisory Agreement, proxy materials relating to a special shareholder meeting are expected to be mailed shortly to Fund shareholders as of the record date set by the Board.

The matters discussed above will not result in any changes to the Adviser, Arnhold and S. Bleichroeder Advisers, LLC, which will continue to serve as the First Eagle Funds' investment adviser with no change in terms or service levels.

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The information in this Supplement modifies the First Eagle Funds' Statement of Additional Information dated March 1, 2009. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Statement of Additional Information entitled "Investment Advisory and Other Services – The Subadviser." The foregoing is not a solicitation of any proxy.